UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 27, 2011
RailAmerica, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32579	65-0328006

(Commission File Number)	(IRS Employer Identification No.)
7411 Fullerton Street, Suite 300, Jacksonville, Florida 32256
(Address of Principal Executive Offices) (Zip Code)
(800) 342-1131
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
     On April 27, 2011, RailAmerica, Inc. (the “Company”) issued a press release announcing the Company’s results of operations for the first quarter of 2011. The Company will hold a conference call on April 28, 2011, at 8:30am EDT and post a presentation that will be used during the conference call on the Company’s website at www.railamerica.com. Copies of the press release and presentation are furnished herewith as Exhibits 99.1 and 99.2.
     The information in this Form 8-K, including the exhibits attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing that such information is incorporated by reference therein.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (d) The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated April 27, 2011, issued by the Company announcing its first quarter 2011 operating results.

99.2	Presentation to be given on April 28, 2011, as part of the first quarter 2011 earnings conference call.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.
Date: April 28, 2011	By:	/s/ B. Clyde Preslar
		Name:	B. Clyde Preslar
		Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated April 27, 2011, issued by the Company announcing its first quarter 2011 operating results.

99.2	Presentation to be given on April 28, 2011, as part of the first quarter 2011 earnings conference call.